UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2024

Atlas Energy Solutions Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41828	93-2154509
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5918 W. Courtyard Drive Suite 500
Austin, Texas		78730
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (512) 220-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AESI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 22, 2024, the Board of Directors (the “Board”) of Atlas Energy Solutions Inc. (the “Company”) increased the size of the Board from eight members to nine and elected John Turner, the Company’s current Chief Executive Officer, to the Board effective immediately.

Mr. Turner, age 52, has served as our Chief Executive Officer since March 2024, served as our President and Chief Financial Officer from November 2022 to March 2024, and served as our Chief Financial Officer from April 2017 to November 2022. Mr. Turner has over 20 years of oil and natural gas industry experience. Prior to joining the Company, Mr. Turner worked in various capacities for both public and private entities, with a focus on corporate finance, business development and strategic planning, including as Chief Financial Officer of Brigham Exploration LLC, Chief Financial Officer of Mediterranean Resources, LLC and Vice President of Brigham Exploration. Mr. Turner received a Bachelor of Business Administration and a Master of Business Administration from the McCombs School of Business at the University of Texas at Austin.

As an executive officer of the Company, Mr. Turner will not serve on any committees of the Board, nor will he receive any additional compensation for service as a director of the Company. There is no arrangement or understanding between Mr. Turner and any other person pursuant to which Mr. Turner was selected to serve as a director of the Company. There are no family relationships between Mr. Turner and any of our directors or executive officers. Mr. Turner has not had an interest in any transaction since the beginning of the Company’s last fiscal year, or any currently proposed transaction, that requires disclosure pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On August 26, 2024, the Company issued a press release announcing the election of Mr. Turner to the Company’s Board effective immediately. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2. of Form 8-K, the information contained in this Item 7.01 and the accompanying Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of Atlas Energy Solutions Inc., dated August 26, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS ENERGY SOLUTIONS INC.

Date:	August 26, 2024	By:	/s/ Dathan Voelter
Name: Dathan Voelter Title: General Counsel and Secretary